UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 26, 2014

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on August 26, 2014 discussing our first quarter fiscal 2015 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on August 26, 2014 discussing our first quarter fiscal 2015 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on August 26, 2014 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the impact of industry-wide inventory builds, combined with typical summer slowness, which have yielded unfavorable channel conditions on our results for our second quarter and current fiscal year; our plans to navigate the current environment; our belief that it is more appropriate to rely primarily on our internal monthly analysis and key distributor feedback for market share information; our belief that industry-wide channel inventories increased across all product categories in the first quarter, the result of a channel replenishment that began after the last consumer surge in firearm purchasing; our belief that our competitors’ inventory in the channel is significantly higher than ours; the success of our new products; our belief that there is steady growth in our international business, where we are seeing good opportunities; our belief that we are on track to complete the conversion of our Houlton operation to a precision machining center in the Fall; our focus on profitability; our readiness to submit our M&P polymer pistol proposal to the U.S. Army, when requested; our belief that we continue to return value to our stockholders through our common stock repurchases; our plans to reduce our capital spending downward for the remainder of the current fiscal year; our estimate for total capital spending in fiscal 2015 and the primary uses of such spending; our consideration of various opportunities from our second tranche of senior notes, including vertical acquisitions or additional share repurchases; our belief that the biggest impact of rapidly changing channel conditions will be felt in the second quarter, with a return to a more normalized environment in the second half of our fiscal year; our estimates for revenue, EPS, cash balance, tax rate, gross margin, operating expenses, and interest expense for future periods; our strategies and their impact on how we manage our company; our expectations regarding unfavorable, near-term challenges in the consumer firearms channel; our belief that consumer demand is trending to its normal, seasonal pattern and the impact of seasonality on our business; our belief that we remain the market leader in both handguns and MSRs and that our position in the market will continue; our belief that there is a strong consumer appetite for our product; our beliefs regarding inventory levels and mix of product at distributors and retailers, including for our products and our competitors’ products, and that distributors’ and retailers’ ability-to-buy is diminished; our belief that such situation is temporary and that we will feel the bulk of the impact on revenue in our fiscal second quarter; our belief that ultimately the consumer will drive distributors and retailers to rebalance their inventory to better match consumer demand; our belief that we will see strength in orders for our products when channel inventories clear and distributors and retailers have greater ability to buy our products; our uncertainty regarding the time frame for correction of the current situation; our expectation to remain vigilant in managing our business to maximize our cash position, minimize our costs, and continue to invest strategically in new products and infrastructure to support our future growth; the impact of dialing back our outsourcing arrangements; our belief that our operational and financial strength and flexibility will help us to successfully navigate the current environment; our belief that our industry is in the midst of a long-term and sustainable growth trend; the success of our objectives to grow faster than the market by taking share and to design and deliver products that consumers desire while effectively managing our business, allowing us to capture opportunities in an ever-changing environment; our expectations for the future of our hunting rifle business; our belief that we are strongly positioned to be the market leader in handguns for the balance of the fiscal year; the strength of our brand and our product portfolio; our beliefs regarding the current and future availability of ammunition; our belief that overall manufacturing in the industry has finally slowed down; our beliefs regarding our mix of inventory; our strategic focus on handguns, in particular the M&P polymer pistols; our belief that when the MSR market returns over time, we will be very strongly positioned with our market leadership and will be able to leverage such position; and our relationships with our outsourcing strategic partners. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate the assets we acquired from our principal injection molding supplier in a successful manner; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

2

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on August 26, 2014

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: August 27, 2014	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on August 26, 2014